THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N
ChoicePlusSM Bonus
ChoicePlusSM II Bonus
ChoicePlus AssuranceSM Bonus

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM II Bonus
ChoicePlus AssuranceSM Bonus

Supplement dated August 4, 2017 to the prospectus dated May 1, 2017

This Supplement outlines changes to your Lincoln ChoicePlusSM individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.
Investment Requirements for Other Living Benefit Riders. The following change is effective beginning August 21, 2017, and applies to elections of i4LIFE® Advantage Select Guaranteed Income Benefit:
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The LVIP SSGA Moderately Aggressive Index Allocation Fund and the LVIP SSGA Moderately Aggressive Structured Allocation Fund will be added to the list of funds among which you may allocate 100% of your Contract Value or Account Value.

Please refer to your prospectus for complete details about Investment Requirements.

Appendix – Guaranteed Income Benefit Percentages for Previous Rider Elections. The percentages applicable to i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 14, 2017 were misstated in your May 1, 2017 prospectus. The correct percentages are reflected in the following table:

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

Please keep this Supplement for future reference.